Improving the Lives of Millions of Patients with Type 1 Diabetes NASDAQ: VTVT

THE STATEMENTS MADE IN THIS PRESENTATION AND THE ACCOMPANYING ORAL COMMENTARY MAY INCLUDE FORWARD-LOOKING STATEMENTS REGARDING (I) DIABETES MARKET AND OTHER MARKETS, (II) THE DEVELOPMENT, CLINICAL TRIAL PROCESS, REGULATORY APPROVAL PROCESS AND ATTRIBUTES OF INVESTIGATIONAL AND MARKETED PRODUCTS TO TREAT THESE DISEASES AND OTHER CONDITIONS, (III) THE ECONOMIC POTENTIAL OF THOSE PRODUCTS AND (IV) THE FUTURE OPERATIONS, FUND-RAISING ACTIVITIES, EXPENDITURES, OPPORTUNITIES, AND FINANCIAL PERFORMANCE OF VTV THERAPEUTICS INC. FORWARD-LOOKING STATEMENTS INCLUDE ALL STATEMENTS THAT ARE NOT HISTORICAL FACTS AND CAN BE IDENTIFIED BY TERMS SUCH AS “ANTICIPATES,” “BELIEVES,” “COULD,” “SEEKS,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” PREDICTS,” “PROJECTS,” “SHOULD,” “WILL,” “WOULD” OR SIMILAR EXPRESSIONS AND THE NEGATIVES OF THOSE TERMS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY ESTIMATES BASED UPON THE INFORMATION AVAILABLE TO VTV THERAPEUTICS INC. (OR THE PARTY PREPARING SUCH FORWARD-LOOKING STATEMENTS) AS OF THE DATE OF THIS PRESENTATION. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER IMPORTANT FACTORS SUCH THAT ACTUAL FUTURE OPERATIONS, OPPORTUNITIES, PRODUCT DEVELOPMENT PROCESSES AND OUTCOMES, CLINICAL TRIAL PROCESSES AND OUTCOMES, REGULATORY APPROVAL PROCESSES AND OUTCOMES, ECONOMIC PERFORMANCE OF PRODUCTS, FUND-RAISING ACTIVITIES AND FINANCIAL PERFORMANCE MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED IN THESE FORWARD-LOOKING STATEMENTS. THESE RISKS, UNCERTAINTIES, AND OTHER FACTORS, WHICH MAY NOT BE WITHIN OUR CONTROL, ARE DISCUSSED IN MORE DETAIL IN OUR QUARTERLY, ANNUAL AND CURRENT REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, UNDER THE CAPTIONS, “RISK FACTORS,” “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” THEREFORE, YOU SHOULD READ THIS PRESENTATION IN CONJUNCTION WITH SUCH MEANINGFUL CAUTIONARYSTATEMENTS. UNDUE RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. EXCEPT AS REQUIRED BY LAW, WE EXPRESSLY DISCLAIM ANY RESPONSIBILITY TO PUBLICLY UPDATE OR REVISE OUR FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. ALL FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE QUALIFIED IN THEIR ENTIRETY BY THE FOREGOING CAUTIONARY STATEMENTS. THIS PRESENTATION IS BEING PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SALE OF (OR THE SOLICITATION OF AN OFFER TO BUY) ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES. BY ACCEPTING THIS PRESENTATION, YOU ACKNOWLEDGE AND AGREE THAT (I) YOU WILL NOT RELY ON THIS PRESENTATION FOR MAKING ANY INVESTMENT DECISION WITH RESPECT TO ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES, AND (II) ANY INVESTMENT DECISION MADE BY YOU WITH RESPECT TO ANY SUCH SECURITIES WILL BE BASED SOLELY ON AN OFFERING DOCUMENT RELATING TO SUCH SECURITIES (IF ANY), INCLUDING THE INFORMATION INCORPORATED BY REFERENCE THEREIN. 2vTv Therapeutics

New Leadership Builds upon Decades of Scientific & Clinical Expertise



Paul Sekhri
President & CEO

Jon Isaacsohn, MD
Chairman

Carmen Valcarce, PhD
Chief Scientific Officer

Thomas Strack, MD
Chief Medical Officer

Steven Tuch
CFO

Rich Nelson
Head of Corp Dev

Martin Lafontaine
Commercial Consultant

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4vTv Therapeutics Justin Gregory, MD, MSci Asst. Professor of Pediatrics Pediatric Endocrinology Gary Koch, PhD Professor, Department of Biostatistics Director, Biometric Consulting Laboratory G. Alexander “Zan” Fleming, MD Founder & Executive Chairman, Kinexum Former FDA Supervisory Physician for Diabetes Robert Rizza, MD Emeritus Professor of Medicine Division of Endocrinology, Diabetes, Metabolism & Nutrition John Buse, MD, PhD Verne S. Caviness Distinguished Professor Director, Diabetes Center Director, NC Translational & Clinical Sciences Institute Jay Skyler, MD, MACP, FRCP Professor of Medicine, Pediatrics, & Psychology Division of Endocrinology, Diabetes, & Metabolism Deputy Director for Clinical Research & Academic Programs, Diabetes Research Institute Distinguished SAB Continues to Support Development of Cadisegliatin (TTP399)

5vTv Therapeutics Living with T1D is Like Driving Too Fast on a Dangerous Road TOO MUCH INSULIN ~80% of patients fail to achieve adequate blood glucose control. Fear of hypoglycemia is so intense that many accept high blood glucose, risking long-term health consequences and diabetic ketoacidosis (DKA). TOO LITTLE INSULIN

6vTv Therapeutics 1.Cryer PE. The barrier of hypoglycemia in diabetes. Diabetes. 2008;57(12):3169–76. 2. Foster NC, Beck RW, Miller KM, Clements MA, Rickels MR, DiMeglio LA, Maahs DM, Tamborlane WV, Bergenstal R, Smith E, Olson BA, Garg SK. State of Type 1 Diabetes Management and Outcomes from the T1D Exchange in 2016-2018. Diabetes Technol Ther. 2019. 3. dQ&A Market Research 2019. 4. Peyrot M, Barnett AH, Meneghini LF, Schumm-Draeger PM. Insulin adherence behaviours and barriers in the multinational Global Attitudes of Patients and Physicians in Insulin Therapy study. Diabet Med. 2012 May;29(5):682-9. doi: 10.1111/j.1464-5491.2012.03605.x. PMID: 22313123; PMCID: PMC3433794 Hypoglycemia: The Plague of T1D PATIENTS PROVIDERS PAYORS Prevalent & Disruptive 85% Suffer from 1-2 episodes every week 1 Worrisome & Life-Threatening 3-7% of CGM users will suffer from a severe episode resulting in seizure or coma every 3 months 2 Counter-Productive >21% of CGM users exhibit high avoidance behaviors (e.g. keeping elevated BG) 3 Barrier to Treatment 76% Would treat patients more aggressively if not for risk of hypoglycemia 4 High Direct & Indirect Costs

Cadisegliatin is the First Liver-Selective Glucokinase Activator to Reach Phase 3 Pancreas Effect Lowers threshold for insulin production Triggers storage of glucose as glycogen Result Rapid decline in blood sugar levels: Induces Hypoglycemia Reduces elevated blood sugar levels; Glucose released when needed: Reduces Hypoglycemia Glucokinase is present in both pancreatic β-cells & the liver. Past efforts to target have failed due to an increase in hypoglycemic events among other issues* Glucokinase Activation Liver *Other factors: Loss of potency over time; hypertriglyceridemia; fatty liver. None of these have been observed with cadisegliatin preclinically or in clinical studies up to 6 months. 7vTv Therapeutics

Cadisegliatin: A First In Class Adjunctive Therapy to Insulin for the Treatment of Type 1 Diabetes A Liver-Selective Glucokinase Activatorthat: 1) Reduces the Risk of Hypoglycemia 2) Improves Glycemic Control 8vTv Therapeutics

In Healthy Patients, the Liver Acts as a Reservoir for Glucose Glucokinase When blood sugar is high Glucokinase, in presence of insulin, converts some glucose into glycogen for storage Insulin Glucose When blood sugar is low Glycogen reserves are broken down into glucose for release Glycogen Portal Vein 9vTv Therapeutics

With Type 1 Diabetes, Glucokinase Activity in the Liver is Impaired Glucokinase When blood sugar is high Glucokinase activity is diminished due to low insulin in the liver, reducing glycogen storage When blood sugar is low Insufficient glycogen reserves to maintain glucose homeostasis Hypoglycemia Patient must take exogenous insulin Glucose Portal Vein 10vTv Therapeutics

Cadisegliatin Reactivates Innate Glucose-Regulating Capacity of the Liver When blood sugar is high Glucokinase is activated despite lower insulin levels When blood sugar is low Glycogen reserves available to prevent hypoglycemia Portal Vein cadisegliatin Glucokinase 11vTv Therapeutics

Our SimpliciT1 Trial Demonstrated Statistically & Clinically Significant Efficacy & Confirmed Safety

Trials sponsored in part by:

JDRF IMPROVING LIVES. CURING TYPE 1 DIABETES.

Fewer Hypoglycemic Events



Cummulative Number of events
30
20
10
0
Placebo
TTP399
Δ = -50%
p =0.04
0
20
40
60
80
100
Study day

Improved Glycemic Control



Change from Baseline in HbA1c (%)
Second Estimand*
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
Placebo
TTP399
Δ = -0.36%
p <0.001
0
6
12
Study Week
Placebo

Randomized, Double-Blind, Placebo Controlled 2-Part Study of ~100 patients. A total of 46 patients in the treatment groups received 800mg daily of cadisegliatin.

Study Details: https://diabetesjournals.org/care/article/44/4/960/138590/The-SimpliciT1-Study-A-Randomized-Double-Blind & https://clinicaltrials.gov/ct2/show/NCT03335371

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13vTv Therapeutics Cadisegliatin MoA of reducing hyperglycemic stress could be complementary to other interventions in T1D, in addition to preventing the long-term sequelae of both hyper- and hypoglycemia

1 Type 1 Diabetes Index website. Available at 1dindex.org. Accessed on September 28th, 2023. 2 Prescription Drug Disclosure program. Texas HHS. Available at https://www.dshs.texas.gov/prescription-drug-price-disclosure-program 3 Internal, vTv Therapeutics High Level Commercial Opportunity Assessment Further Upside: Ex-US Markets; T2D indication adds ~2.8M lives Base Case Cadisegliatin Product Profile (≥ 30% reduction hypoglycemic episodes; Δ HbA1c ≥ -0.5%) 1.6M people, growing 2.9% annually 1 70% adherence rate 3 $600 Monthly WAC 2 2028 Product Launch 3 15% - 25% peak population uptake 3 $1.7B - $2.8B Peak U.S. Sales Opportunity 14vTv Therapeutics

Pipeline Creates Additional Upside vTv Partner vTv + Partner 15vTv Therapeutics

We Have the Opportunity to Ease the Burden of Managing T1D and Improve the Lives of Patients Living with Type 1 Diabetes 16vTv Therapeutics

17vTv Therapeutics Cadisegliatin significantly improved glycemic control Cadisegliatin had a favorable safety profile: reduction of hypoglycemia and ketosis events FDA has granted cadisegliatin Breakthrough Designation for the Treatment of T1D Poised to initiate phase 3 trials for cadisegliatin Conclusions